UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 3, 2006
Post Properties, Inc. 2005 Non-Qualified Employee Stock Purchase Plan
(Exact name of registrant as specified in its charter)

Georgia	1-12080	58-1550675

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 846-5000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a) Former independent registered public accounting firm
     On April 3, 2006, the Audit Committee of Post Properties, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Post Properties, Inc. 2005 Non-Qualified Employee Stock Purchase Plan (the “Plan”), which became effective on January 1, 2005.
     During the year ended December 31, 2005 and through April 3, 2006, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused such firm to make reference thereto in their report for the year ended December 31, 2005.
     During the year ended December 31, 2005 and through April 3, 2006, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.
     The report of PricewaterhouseCoopers LLP on the financial statements of the Plan for the year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principle. The Company has provided PricewaterhouseCoopers LLP with a copy of the forgoing disclosures. Attached as Exhibit 16.1 is a copy of PricewaterhouseCoopers LLP’s letter, dated April 4, 2006, stating whether or not it agrees with such statements.
     (b) New independent registered public accounting firm
     On April 3, 2006, the Audit Committee of the Company appointed Deloitte & Touche LLP as the Plan’s independent registered public accounting firm for the year ending December 31, 2006.
     During the fiscal year ended December 31, 2005 and through April 3, 2006, neither the Company nor anyone on the Plan’s behalf consulted with Deloitte & Touche regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
                         16.1 Letter from PricewaterhouseCoopersLLP dated April 4, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.

Date: April 4, 2006	By:	/s/ David P. Stockert

David P. Stockert
President and Chief Executive Officer

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.

Date: April 4, 2006	By:	POST GP HOLDINGS, INC., as General Partner

		By:	/s/ David P. Stockert

David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers dated April 4, 2006.